                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      November 19, 1998 (November 9, 1998)

                                  GENESCO INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                        1-3083                62-0211340
----------------------------     ------------------------     ----------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

  1415 Murfreesboro Road, Nashville, TN                           37217-2895
  -------------------------------------                           ----------
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (615) 367-7000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------------------------------------------------------------------

         As of November 9, 1998, the Board of Directors of Genesco Inc. (the "Company") and First Chicago Trust Company of New York, as Rights Agent, amended the Company's Rights Agreement. The amendment deletes the term Continuing Director in its entirety from the Rights Agreement. Consistent with such deletion, the amendment removes all references to the need for Continuing Director decision making, such decision making now being vested in the Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------

99.1     Press Release dated November 18, 1998.

99.2 Amendment No. 3 to Rights Agreement, dated as of November 9, 1998 between Genesco Inc. and First Chicago Trust Company of New York, as Rights Agent.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GENESCO INC.

Date: November 19, 1998                 By: /s/ Roger G. Sisson
                                            ------------------------------------
                                            Name:  Roger G. Sisson
                                                   -----------------------------
                                            Title: Secretary and General Counsel
                                                   -----------------------------

                                 EXHIBIT INDEX

 No.                               Exhibit
----     -----------------------------------------------------------------------

99.1     Press Release dated November 18, 1998.

99.2 Amendment No. 3 to Rights Agreement, dated as of November 9, 1998 between Genesco Inc. and First Chicago Trust Company of New York, as Rights Agent.